Exhibit 10.2

www.nocera.company

CONSULTING AGREEMENT

THIS CONSULTING AGREEMENT (this “Agreement”) is entered into and made effective as of August 17, 2026 (the “Effective Date”), by and between NOCERA, INC., a Nevada corporation (the “Company”), with its principal executive offices located at 3F (Building B), No. 185, Sec. 1, Datong Rd., Xizhi Dist., New Taipei City 221, Taiwan, and Tseng, Chien-Hua, an individual (the “Contractor”), with a residence located at 2F, No. 282, Dexing E. Rd., Zhishan Li, 21 Lin, Shilin Dist., Taipei City, Taiwan (R.O.C.). The Company and the Contractor may be referred to individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, the Company now desires to engage the Contractor as an independent contractor for the purposes of assisting the Company in performing and conducting projects as from time to time as set forth on Schedule A attached hereto (the “Services”), and the Contractor desires to provide the Services to the Company pursuant to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt of which are hereby acknowledged, and intending to be legally bound hereby, the Parties hereby agree as follows:

AGREEMENT

1. Engagement.

(a) Services and Payment. The Company hereby engages the Contractor to provide the Company the Services as set forth on Schedule A attached hereto, in consideration for which the Company shall issue to the Contractor an aggregate of One Hundred Thousand (100,000) shares of the Company’s common stock (the “Shares”), issued in two (2) tranches as follows: (i) Fifty Thousand (50,000) Shares issued on the Effective Date; and (ii) Fifty Thousand (50,000) Shares issued on the first day of the second year of the Term, i.e., August 17, 2027, provided that the Contractor continues to provide the Services under this Agreement through such issuance date. The Shares are 100% vested upon issuance and are issued without payment of any exercise price.

(b) Independent Contractor Status. The Contractor shall be deemed an independent contractor and is not an employee, partner, agent, or engaged in a joint venture with the Company. The Contractor is not required to work exclusively for the Company and shall remain free to appropriately schedule the Contractor’s time. The Company shall not control the manner or means by which the Contractor performs the Services. The Contractor shall have no authority (and shall not hold out as having authority) to bind the Company and the Contractor shall not make any agreements or representations on the Company’s behalf without the Company’s prior written consent.

(c) Taxes and Insurance. If a United States tax resident, the compensation shall be reported to the appropriate federal and state taxing authorities via a Form 1099. The Contractor is responsible for any tax liabilities resulting from the Services. Consistent with the foregoing, the Company shall not deduct withholding taxes, FICA, or any other taxes required to be deducted by an employer, as the undersigned acknowledges responsibility to pay the same as an independent contractor. The Contractor is not covered by the Company’s workers’ compensation insurance, liability insurance, unemployment insurance, life insurance, long term disability insurance, or any insurance of any kind. The Contractor is required to provide the Contractor’s own adequate insurance coverage regarding work related accidents, illness, and any other situation in which insurance may be required. The Contractor further acknowledges that as an independent contractor, the Contractor shall not be entitled to any fringe benefits, pension, retirement, profit sharing, or any other benefits accruing to employees. The Contractor shall be responsible for, and shall indemnify the Company against, all such taxes or contributions, including penalties and interest.

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(d) Contractor’s Employees and Subcontractors. Any person or entity employed or engaged by the Contractor in connection with the performance of the Services shall be the Contractor’s employees or contractors and the Contractor shall be fully responsible for them and indemnify the Company against any claims made by or on behalf of any such employee or contractor. The Contractor shall require each of the Contractor’s employees and contractors to execute written agreements containing obligations of confidentiality and non-use and assignment of inventions and other work product consistent with the provisions of Section 3 prior to such employee or contractor providing any Services under this Agreement.

(e) Access to Materials; Expenses. The Company shall provide the Contractor with access to its premises, materials, information, and systems to the extent necessary for the performance of the Services. The Contractor shall furnish, at the Contractor’s own expense, the materials, equipment, and other resources necessary to perform the Services. The Contractor shall be responsible for all costs and expenses incident to the performance of services for the Company, including but not limited to costs of equipment, fees, fines, licenses, or taxes required of or imposed against the Contractor as part of the cost of doing business. The Contractor is solely responsible for any travel or other costs or expenses incurred by the Contractor in connection with the performance of the Services, and in no event shall the Company reimburse the Contractor for any such costs or expenses without the Company’s prior written approval.

2. Term. The Contractor shall diligently perform the services described in ScheduleA. The term of this Agreement shall commence on the Effective Date and shall continue in effect through August 16, 2028, unless earlier terminated pursuant to the terms hereof (the “Term”). Any extension of the Term will be subject to mutual written agreement between the Company and the Contractor.

3. Confidentiality; Non-Competition; Non-Solicitation; Non-Disparagement. All payments and benefits to the Contractor under this Agreement shall be subject to the Contractor’s compliance with the provisions of this Section 3. For purposes of this Section 3, the term “Company” shall mean Nocera, Inc. and any direct or indirect wholly or majority owned subsidiary of the Company.

(a) (i)       The Contractor shall not disclose or use at any time, either during the Term or thereafter, any Confidential Information (as defined below) of which the Contractor is or becomes aware, whether or not such information is developed by the Contractor, except to the extent that such disclosure or use is directly related to and required by the Contractor’s performance in good faith of duties for the Company. The Contractor will take all appropriate steps to safeguard Confidential Information in the Contractor’s possession and to protect it against disclosure, misuse, espionage, loss, and theft. The Contractor shall deliver to the Company at the end of the Term, or at any time the Company may request, all memoranda, notes, plans, records, reports, computer tapes, and software and other documents and data (and copies thereof) relating to the Confidential Information or the Work Product (as hereinafter defined) of the business of the Company which the Contractor may then possess or have under the Contractor’s control. Notwithstanding the foregoing, the Contractor may truthfully respond to a lawful and valid subpoena or other legal process, but shall give the Company the earliest possible notice thereof, shall, as much in advance of the return date as possible, make available to the Company and its counsel the documents and other information sought, and shall assist the Company and such counsel in resisting or otherwise responding to such process.

(ii) As used in this Agreement, the term “Confidential Information” means information that is not generally known to the public and that is used, developed, or obtained by the Company in connection with its business, including, but not limited to, information, observations, and data obtained by the Contractor while engaged by the Company or any predecessors thereof concerning (i) the business or affairs of the Company (or such predecessors), (ii) products or services, (iii) fees, costs, and pricing structures, (iv) designs, (v) analyses, (vi) drawings, photographs, and reports, (vii) computer software, including operating systems, applications, and program listings, (viii) flow charts, manuals, and documentation, (ix) data bases, (x) accounting and business methods, (xi) inventions, devices, new developments, methods, and processes, whether patentable or unpatentable and whether or not reduced to practice, (xii) customers and clients and customer or client lists, (xiii) other copyrightable works, (xiv) all production methods, processes, technology, and trade secrets, and (xv) all similar and related information in whatever form. Confidential Information will not include any information that has been published (other than through a disclosure by the Contractor in breach of this Agreement) in a form generally available to the public prior to the date the Contractor proposes to disclose or use such information. Confidential Information will not be deemed to have been published merely because individual portions of the information have been separately published, but only if all material features comprising such information have been published in combination.

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(iii) As used in this Agreement, the term “Work Product” means all inventions, innovations, improvements, technical information, systems, software developments, methods, designs, analyses, drawings, reports, service marks, trademarks, trade names, logos and all similar or related information (whether patentable or unpatentable, copyrightable, registerable as a trademark, reduced to writing, or otherwise) which relates to the Company’s actual or anticipated business, research, and development or existing or future products or services and which are conceived, developed, or made by the Contractor (whether or not during usual business hours, whether or not by the use of the facilities of the Company, and whether or not alone or in conjunction with any other person) while engaged by the Company together with all patent applications, letters patent, trademark, trade name, and service mark applications or registrations, copyrights, and reissues thereof that may be granted for or upon any of the foregoing. All Work Product that the Contractor may discover, invent, or originate during the Term shall be the exclusive property of the Company, as applicable, and the Contractor hereby assigns all of the Contractor’s right, title, and interest in and to such Work Product to the Company, including all intellectual property rights therein. The Contractor shall promptly disclose all Work Product to the Company, shall execute at the request of the Company any assignments or other documents the Company may deem necessary to protect or perfect its rights therein, and shall assist the Company, at the Company’s expense, in obtaining, defending, and enforcing the Company’s rights therein. The Contractor hereby appoints the Company as the Contractor’s attorney-in-fact to execute on the Contractor’s behalf any assignments or other documents deemed necessary by the Company to protect or perfect the Company’s rights to any Work Product. To preclude any possible uncertainty, the Contractor has set forth on Exhibit B attached hereto a complete list of developments that the Contractor has, alone or jointly with others, conceived, developed, or reduced to practice prior to the commencement of the Contractor’s involvement, whether official or unofficial in nature, with the Company that the Contractor considers to be the Contractor’s property or the property of third parties and that the Contractor wishes to have excluded from the scope of this Agreement (“Prior Inventions”). If, in the course of the Contractor’s engagement with the Company, the Contractor incorporates a Prior Invention of the Contractor into a Company product, process, or machine or other work done for the Company, the Contractor hereby grants to the Company an irrevocable, worldwide, perpetual, royalty-free, non-exclusive license to use, publish, reproduce, perform, display, distribute, modify, prepare derivative works based upon, make, have made, sell, offer to sell, import, and otherwise exploit such Prior Invention. The Company may assign, transfer, and sublicense such rights to others without the Contractor’s approval. Notwithstanding the foregoing, the Contractor will not incorporate, or permit to be incorporated, Prior Inventions in any Company development without the Company’s prior written consent. The Contractor acknowledges that the Company may have from time to time agreements with other persons or with the United States Government or its agencies which impose obligations or restrictions on the Company regarding inventions made during the course of work under such agreements or regarding the confidential nature of such work. The Contractor agrees to comply with any such obligations or restrictions upon the direction of the Company. In addition to the rights assigned under this Section, the Contractor also assigns to the Company (or any of its nominees) all rights which the Contractor has or acquired in any developments, full title to which is required to be in the United States under any contract between the Company and the United States or any of its agencies.

(b) The Contractor agrees that if the Contractor were to become employed by, or substantially involved in, the business of a competitor of the Company during the Restricted Period (defined below), it would be very difficult for the Contractor not to rely on or use the Company’s trade secrets and confidential information. Thus, to avoid the inevitable disclosure of the Company’s trade secrets and confidential information, and to protect such trade secrets and confidential information and the Company’s relationships and goodwill with customers, during the Restricted Period, the Contractor shall not, directly or indirectly, within any geographic area in which the Company conducts or has active plans to conduct business as of the date of termination of this Agreement, engage in, own an interest in (except as a holder of no more than five percent (5%) of the shares of any publicly traded corporation), be employed by, consult for, act as an advisor to, or otherwise in any way participate in or become associated with, any Competitive Business (as defined below) or any corporation, partnership, limited liability company, business, enterprise, venture, or other person or entity that is engaged or participates in any Competitive Business. “Competitive Business” shall mean any business that offers Recirculating Aquaculture Systems and fish farming related services. The restricted time periods provided for in this Section shall be extended for a period equal to any period of time in which the Contractor is in violation of any provision of this Agreement and any period of time required for litigation to enforce the provisions of this Agreement.

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(c) The Contractor agrees that for so long as the Contractor is engaged by the Company and continuing for one (1) year thereafter (such period is referred to as the “Restricted Period”), the Contractor shall not solicit or attempt to solicit the business of any customers or clients of the Company with respect to services that the Company performs for such customers or clients regardless of how or when the Contractor first obtained business from or provided services to such customers or clients.

(d) The Contractor agrees that during the Restricted Period not to directly or indirectly, by sole action or in concert with others, induce or influence, or seek to induce or influence any person who is currently engaged by the Company at the time of the termination of the Contractor’s engagement as an employee, agent, independent contractor, or otherwise to leave the employ of the Company or any successor or assign, or to hire any such person.

(e) During the Term and at any time thereafter, the Contractor shall not, directly or indirectly, engage in any conduct or make any statement, whether in commercial or noncommercial speech, disparaging or criticizing in any way the Company, or any of their respective officers, directors, employees, customers, or agents or any products or services offered by any of them, nor shall the Contractor engage in any other conduct or make any other statement that could be reasonably expected to impair the goodwill of any of them.

(f) The Contractor acknowledges that, during the Term, the Contractor has become familiar, or will become familiar, with the Company’s trade secrets and with other confidential and proprietary information concerning the Company and that the Contractor’s services have been and will be of special, unique, and extraordinary value to the Company. The Contractor agrees that the foregoing covenants set forth in this Section 3 (together, the “Restrictive Covenants”) are reasonable and necessary to protect the Company’s trade secrets and other confidential and proprietary information, good will, stable workforce, and customer relations.

Without limiting the generality of the Contractor’s agreement in the preceding paragraph, the Contractor (i) represents that the Contractor is familiar with and has carefully considered the Restrictive Covenants, (ii) represents that the Contractor is fully aware of the Contractor’s obligations hereunder, (iii) agrees to the reasonableness of the length of time, scope, and geographic coverage, as applicable, of the Restrictive Covenants, (iv) agrees that the Company currently conducts business throughout the world, and (v) agrees that the Restrictive Covenants will continue in effect for the applicable periods set forth above in this Section 3. The Contractor understands that the Restrictive Covenants may limit the Contractor’s ability to earn a livelihood in a business similar to the business of the Company, but the Contractor nevertheless believes that the Contractor has received and will receive sufficient consideration and as otherwise provided hereunder or as described in the recitals hereto to clearly justify such restrictions which, in any event (given the Contractor’s education, skills, and ability), the Contractor does not believe would prevent the Contractor from otherwise earning a living. The Contractor agrees that the Restrictive Covenants do not confer a benefit upon the Company disproportionate to the detriment of the Contractor.

(g) (i) In the event that a Restrictive Covenant shall be deemed by any court to be unreasonably broad in any respect, it shall be modified in order to make it reasonable and shall be enforced accordingly; provided, however, that in the event that any court shall refuse to enforce any of the Restrictive Covenants, then the unenforceable covenant shall be deemed eliminated from the provisions of this Agreement for the purpose of those proceedings to the extent necessary to permit the remaining covenants to be enforced so that the validity, legality, or enforceability of the remaining provisions of this Section 3 shall not be affected thereby.

(ii) The Contractor acknowledges that any breach of the Restrictive Covenants may cause irreparable harm to the Company which will be difficult if not impossible to ascertain, and the Company shall be entitled to seek equitable relief, including injunctive relief, against any actual or threatened breach hereof, without bond and without liability should such relief be denied, modified, or vacated. Neither the right to obtain such relief nor the obtaining of such relief shall be exclusive of or preclude the Company from any other remedy the Company may have hereunder or at law or equity.

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4. Termination. The Company can terminate this Agreement at any time upon five (5) working days’ written notice to the Contractor. The Contractor may terminate this Agreement at any time upon thirty (30) days’ prior written notice to the Company. Upon termination of this Agreement, the Company shall have no further obligations to the Contractor under this Agreement or otherwise. For the avoidance of doubt, in the event of termination of this Agreement prior to August 17, 2027, the second tranche of 50,000 Shares described in Section 1(a)(ii) shall not be issued to the Contractor, and the Contractor shall have no further right or claim thereto.

5. Representations and Warranties. The Contractor represents and warrants to the Company that (i) the Contractor is free to enter into this Agreement, to grant the rights granted herein, and to perform fully all the Contractor’s obligations in this Agreement; (ii) this Agreement and the Contractor’s obligations hereunder do not violate the terms of any other agreement to which the Contractor is a party or by which the Contractor is bound, (iii) the Contractor is not subject to any confidentiality agreement, non-competition agreement, non-solicitation agreement, or any other similar agreement that restricts the Contractor’s ability to perform the services for the Company for which the Contractor was hired, (iv) the Contractor shall perform the Services in compliance with all applicable federal, state, and local laws and regulations, including by maintaining all licenses, permits, and registrations required to perform the Services, (v) the Company will receive good and valid title to all Work Product, free and clear of all encumbrances and liens of any kind, (vi) all Work Product is and shall be the Contractor’s original work (except for material in the public domain or provided by the Company) and does not and will not violate or infringe upon the intellectual property right or any other right whatsoever of any person, firm, corporation, or other entity, and (vii) the Contractor shall perform the Services in a professional and workmanlike manner in accordance with best industry standards for similar services, and the Contractor shall devote sufficient resources to ensure that the Services are performed timely.

6. Securities Representations. The Contractor represents and warrants to the Company that: (i) the Contractor is acquiring the Shares for investment purposes only and not with a view to distribution or resale in violation of the Securities Act of 1933, as amended (the “Securities Act”); (ii) the Contractor understands that the Shares have not been registered under the Securities Act or any state securities laws and are “restricted securities” within the meaning of Rule 144 under the Securities Act; (iii) the Contractor acknowledges that the Shares may not be sold, transferred, or otherwise disposed of without registration under the Securities Act and applicable state securities laws or an applicable exemption therefrom; (iv) the Contractor is not a U.S. person as defined in Rule 902 of Regulation S under the Securities Act, or if the Contractor is a U.S. person, the Contractor is an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act; and (v) the certificates or book entries representing the Shares shall bear a customary restrictive legend reflecting the foregoing restrictions.

7. Indemnification. The Contractor shall defend, indemnify, and hold harmless the Company and its directors, officers, employees, and agents from and against all allegations, claims, actions, demands, damages, liabilities, obligations, losses, settlements, judgments, costs, and expenses (including without limitation attorneys’ fees and costs) that arise out of, relate to, or result from, the Contractor’s act or omission causing bodily injury, death of any person, or damage to real or tangible personal property or breach of any representation, warranty, or obligation by the Contractor under this Agreement. The Company may satisfy such indemnity (in whole or in part) by way of deduction from any payment due to the Contractor.

8. Miscellaneous.

(a) Entire Agreement. This Agreement supersedes any and all agreements, either oral or written, between the Company and the Contractor with respect to the rendering of the Services. Each Party acknowledges that no representations, inducements, promises, or agreements have been made by either Party, or anyone acting on behalf of either Party, which are not a party to this Agreement, and that no other agreement, statement, or promise not contained in this Agreement shall be valid or binding.

(b) Governing Law; Jurisdiction. This Agreement will be governed by and construed in accordance with the laws of the State of Nevada. The state or federal courts located within the State of Nevada shall have exclusive jurisdiction over any dispute arising out of this Agreement.

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(c) Severability. If any provision of this Agreement, as applied to any party or to any circumstance, shall be found by a court to be void, invalid or unenforceable, the same shall in no way affect any other provision of this Agreement or the application of any such provision in any other circumstance, or the validity or enforceability of this Agreement.

(d) Amendment; Assignment. This Agreement may be amended or modified only by a written instrument signed by the Contractor and by an expressly authorized representative of the Company. This Agreement, the Services, and all rights hereunder are unique and personal to the Contractor and may not be transferred or assigned by the Contractor at any time without the prior written consent of the Company.

(e) Notice. All notices under this Agreement shall be in writing and shall be (a) delivered in person, (b) sent by facsimile or e-mail, or (c) mailed, postage prepaid, either by registered or certified mail, return receipt requested, or overnight express carrier, addressed in each case designated by the party by giving notice in accordance with this Section 8(e). All notices sent pursuant to the terms of this Section 8(e) shall be deemed received (i) if personally delivered, then on the date of delivery; (ii) if sent by facsimile or e-mail before 2:00 p.m. local time of the recipient, on the day sent if a business day or if such day is not a business day or if sent after 2:00 p.m. local time of the recipient, then on the next business day; (iii) if sent by overnight, express carrier, on the next business day immediately following the day sent; or (iv) if sent by registered or certified mail, on the earlier of the third (3rd) business day following the day sent or when actually received. Any notice by facsimile or e-mail shall be followed by delivery of a copy of such notice on the next business day by overnight express carrier or by hand. For twelve (12) months following the termination of the Contractor’s engagement, the Contractor will notify the Company of any change in the Contractor’s address and of each subsequent employment or business activity, including the name and address of the Contractor’s future employer or other post-termination employment plans and the nature of the Contractor’s activities.

(f) Waiver. Failure by either Party to insist upon strict compliance with any of the terms, covenants, or conditions hereof shall not be deemed a waiver of such term, covenant, or condition, nor shall any waiver or relinquishment of any right or remedy hereunder at any time be deemed a waiver or relinquishment of such right or remedy.

(g) Use of Non-Company Information. The Contractor agrees not to bring to the Company or to use in the performance of the Contractor’s Services for the Company or its clients any materials or documents of a present or former employer of the Contractor (other than the Company), or any materials or documents obtained by the Contractor under an obligation of confidentiality imposed by reason of another of the Contractor’s business relationships, unless such materials or documents are generally available to the public or the Contractor has authorization from such present or former employer or client for the possession and unrestricted use of such materials. The Contractor understands that the Contractor is not to breach any obligation of confidentiality that the Contractor has to present or former employers or clients, and agrees to fulfill all such obligations during the Term.

(h) Shares. The Contractor acknowledges and agrees that the Shares that are issued pursuant to this Agreement will be subject to the same transfer and other restrictions applicable to the Common Stock held by the stockholders of the Company as of the date hereof.

(i) Attributes. The Contractor hereby perpetually and irrevocably gives the Company permission to use any and all of the Contractor’s voice, image, and likeness, with or without using the Contractor’s name, and references to the Contractor’s biographical information and other personal attributes (including, without limitation, references to the Contractor’s social or traditional media publications, productions, shows, and affiliations) in connection with the products and/or services of the Company, for the purposes of advertising and promoting such products and/or services of the Company, and/or for other purposes deemed appropriate by the Company in its reasonable discretion, except to the extent expressly prohibited by law. The rights granted under this Section 8(i) shall terminate upon the expiration or termination of this Agreement, except with respect to materials created during the Term, which may continue to be used by the Company.

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(j) Trade Secret Law and Investigations. The Contractor hereby acknowledges receipt of the following notice under 18 U.S.C. § 1833(b)(1):

“An individual shall not be held criminally or civilly liable under any Federal or State trade secret law for the disclosure of a trade secret that (A) is made (i) in confidence to a Federal, State, or local government official, either directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (B) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.”

The Contractor also further agrees that during the term of this Agreement and thereafter, the Contractor will cooperate fully with the Company in the defense or prosecution of any government investigations and any government or third-party claims or actions now in existence or which may be brought or threatened in the future against or on behalf of the Company, including any claim or action against its directors, officers, and employees. The Contractor’s cooperation in connection with such claims or actions shall include the Contractor being available, within reason given the constraints of personal commitments, future employment, or job search activities, to meet with the Company to prepare for any proceeding, to provide truthful affidavits, to assist with any audit, inspection, proceeding, or other inquiry, and to act as a witness in connection with any litigation or other legal proceeding affecting the Company. The Contractor further agrees that should an individual representing a party adverse to the business interests of the Company (including, without limitation, anyone threatening any form of legal action against the Company) contact the Contractor (directly or indirectly), the Contractor will promptly (within forty-eight (48) business hours) inform the General Counsel of the Company in writing of that fact, unless prohibited from doing so under court order.

(k) Counterparts. This Agreement may be executed in one or more counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by electronic transmission, including in portable document format (.pdf), shall be deemed as effective as delivery of an original executed counterpart of this Agreement.

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Consulting Agreement as of the day and year first above written.

CONTRACTOR

/s/ Tseng, Chien-Hua
Tseng, Chien-Hua, an individual

COMPANY

NOCERA, INC.,
a Nevada corporation

By:	/s/ Andy Jin
Name: Andy Jin
Title: Chief Executive Officer

Signature Page to Consulting Agreement (Tseng, Chien-Hua)

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SCHEDULE A

SERVICES

The Contractor shall provide strategic advisory services to the Company relating to AI module technology strategy, product roadmap, market positioning, and related corporate decisions, as reasonably requested by the Company from time to time, and shall be available on an as-needed basis to respond to emails and phone calls from, and engage in discussions with, the Company’s employees relating thereto. The Contractor’s point of contact for the Services is a representative designated by the Company.

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EXHIBIT A

NUMBER OF SHARES

An aggregate of One Hundred Thousand (100,000) shares of common stock, issued in two (2) tranches: (i) Fifty Thousand (50,000) shares issued on the Effective Date (August 17, 2026); and (ii) Fifty Thousand (50,000) shares issued on the first day of the second year of the Term (August 17, 2027), provided that the Contractor continues to provide the Services under the Agreement through such date.

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EXHIBIT B

PRIOR INVENTIONS

None.

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